MATERIAL CONTRACTS – EXHIBIT 10

20-F ANNUAL REPORT

Filed May 2006

Index:

Management Contract between Equity Engineering Ltd. and Rimfire Minerals Corporation effective January 1, 2006	2

Termination Agreement between AngloGold Ashanti (U.S.A.) Exploration Inc. and Rimfire Alaska, Ltd. effective December 31, 2005 (Eagle Property)	4

Termination Agreement between AngloGold Ashanti (U.S.A.) Exploration Inc. and Rimfire Alaska, Ltd. effective December 31, 2005 (Eagle Property)	12

MANAGEMENT AGREEMENT

THIS AGREEMENT made as of the 1st day of December, 2005.

BETWEEN:

RIMFIRE MINERALS CORPORATION,

of 700 -700 West Pender

Street, Vancouver, British Columbia, V6C IG8

(the "Company")

OF THE FIRST PART

AND:

EQUITY ENGINEERING LTD.,

of 700- 700 West Pender Street,

Vancouver, British Columbia, V6C IG8

(the "Manager")

OF THE SECOND PART

WHEREAS:

A.

One of the principals of the Manager is David A. Caulfield ("Caulfield "), who has expertise in administration and management which is of value to the Company;

B.

The Company wishes to engage the Manager to provide administration and management services to the Company on the terms and conditions set out in this Agreement;

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the premises and of the mutual covenants hereinafter contained, and other good and valuable consideration, the receipt of which is acknowledged, the parties hereto agree as follows:

1.

The Company agrees to engage the Manager on the terms and conditions set out herein, commencing as of January 1, 2006.

2.

The Manager, through Caulfield, shall be responsible for the general administration and management of the Company, together with such other duties and responsibilities, as the Board of Directors of the Company shall decide from time to time.

3.

The Company hereby agrees to remunerate the Manager in an amount to be mutually agreed upon at each anniversary date for providing and continuing to provide the services referred to in paragraph 2 herein. The amount shall be $10,800 per month commencing as January 1, 2006 until December 31, 2006.

4.

The Company hereby agrees to remunerate the Manager for the Company’s proportional share of rent, email and internet services and administrative services provided by the Manager’s employees or contractors.

5.

During the term of its engagement hereunder the Manager shall devote sufficient time, attention and expertise to the administration and management of the Company as may be necessary for the proper exercise of its duties hereunder.

6.

This Agreement shall continue until December 31, 2006, provided, however, that either party hereto may terminate this Agreement by giving six months written notice to the other party. In the event the Company does not provide the required six months notice, the Company shall pay the Manager a sum equal to six month's fees hereunder.

7.

This Agreement may be renewed by the Company upon substantially the same terms and conditions for a period of not more than one year.

8.

Any notice under this Agreement shall be given in writing and delivered to the party to receive such notice at the address of the party indicated on page 1 hereof, or at such other address as a party may hereafter designate by notice in writing. Such notice shall be effective forthwith from the date of delivery.

9.

The Manager shall not, during or after the term of this Agreement, for its own benefit or to the detriment of the Company, disclose to any person, firm or corporation any information concerning the business or affairs of the Company that the Manager acquired during the course of, or incidental to, providing services to the Company.

10.

Upon termination of its engagement hereunder, the Manager shall immediately deliver to the Company all correspondence, documents and papers belonging to the Company, which may be in its possession or control.

11.

This Agreement may not be assigned by either party.

12.

This Agreement is subject to acceptance by regulatory authorities, if required.

13.

This Agreement shall enure to the benefit of the parties hereto or their respective successors at law.

14.

This Agreement shall be construed in accordance with the laws of the Province of British Columbia.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

RIMFIRE MINERALS CORPORATION	EQUITY ENGINEERING LTD
Per:	Per:
Authorized Signatory	Authorized Signatory

TERMINATION AGREEMENT

(EAGLE PROPERTY)

THIS TERMINATION AGREEMENT (“Termination Agreement”) is made and entered into effective as of December 31, 2005 (“Effective Date”), by and among AngloGold Ashanti (U.S.A.) Exploration Inc. (formerly known as AngloGold (U.S.A.) Exploration Inc.) (“AGAUSA”) and Rimfire Alaska, Ltd. (“Rimfire”), each sometimes referred to individually herein as a “party” and collectively as the “parties.”

RECITALS

WHEREAS, AGAUSA and Rimfire are parties to that certain Exploration, Development and Mine Operating Agreement dated on or about January 30, 2002, as amended by that First Amendment to Exploration, Development and Mine Operating Agreement dated on or about December 17, 2003 (collectively, the “Agreement”); and

WHEREAS, the parties now desire to terminate the Agreement.

NOW, THEREFORE, for good and valuable consideration including without limitation the sum of $10.00 now paid by Rimfire to AGAUSA and the production royalty retained by AGAUSA as described herein, the receipt and sufficiency of which are hereby acknowledged and confirmed, the parties agree as follows:

AGREEMENT

1.0

Termination.  The parties agree that the Agreement is terminated as of the Effective Date subject to the following terms and conditions.  Neither AGAUSA nor Rimfire shall have any further liability or responsibility under the Agreement, except as specifically provided herein.

2.0

Ownership of Agreement Assets after Termination. Notwithstanding the termination of the Agreement, all right, title and ownership interest in and to the property (the “Property”) subject to the Agreement held by AGAUSA as of the Effective Date, as more fully described in Exhibit A, attached hereto and by this reference made a part hereof, will be transferred by quit claim deed in its entirety to Rimfire; subject however, to a retained production royalty.

3.0

Representations and Warranties of AGAUSA.

3.1

AGAUSA represents, warrants and covenants to Rimfire that:

(a)

AGAUSA has made or caused to be made all governmental filings and paid all rentals, holding fees, location fees, recordation fees, maintenance payments and other payments required by any applicable laws to be paid to the State of Alaska or other appropriate governmental agency in order to maintain the mineral claims comprising the Property in good standing as of the date hereof and until the dates set opposite the respective names thereof in Exhibit A;

(b)

to the knowledge of AGAUSA there is no adverse claim or challenge against or to the ownership of or title to any of the mineral claims comprising the Property, nor to the knowledge of AGAUSA is there any basis therefor, and there are no outstanding agreements or options to acquire or purchase the Property or any portion thereof, and no person other than AGAUSA, pursuant to the provisions hereof, has any royalty or other interest whatsoever in production from any of the mineral claims comprising the Property;

(c)

to the knowledge of AGAUSA there is no outstanding directive or order or similar notice issued by any regulatory agency, including agencies responsible for environmental matters, affecting the Property or AGAUSA nor is there any reason to believe that such an order, directive or similar notice is pending.  AGAUSA also covenants that, to the best of its knowledge, all work carried out on the Property by it has been done in full compliance with all applicable laws and regulations; and

(d)

AGAUSA has provided, or will at the same time as the delivery of this Agreement deliver, to Rimfire all technical reports and other factual engineering data and information relating to the Property which it has in its possession.

4.0

Surrender and Acquisition of Property Interests.

4.1

Rimfire may at any time elect to abandon any one or more of the mineral claims comprised in the Property by giving notice to AGAUSA of such intention.

4.2

For a period of days after the date of delivery of such notice AGAUSA may elect to have any or all of the mineral claims in respect of which such notice has been given transferred to it by delivery of a request therefor to Rimfire, whereupon Rimfire will deliver to AGAUSA a Bill of Sale or other appropriate Deed or assurance in registrable form transferring such mineral claims to AGAUSA.

4.3

Any claims so transferred, if in good standing at the date hereof or if Rimfire causes the same to be placed in good standing after the date hereof, will be in good standing under the applicable legislation for at least days from the date of transfer.

4.4

If AGAUSA fails to make request for the transfer of any mineral claims as aforesaid within such period, Rimfire may then abandon such mineral claim without further notice to AGAUSA.

4.5

Upon any such transfer or abandonment the mineral claims so transferred or abandoned will for all purposes of this Agreement cease to form part of the Property.

5.0

Governing Law, Successors, Binding Effect.  This Termination Agreement shall be governed by the laws of the State of Alaska (other than its rules as to conflicts of law), and it shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, legal representatives and assigns.

6.0

Counterparts.  This Termination Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which when taken together shall constitute one and the same agreement.

8.0

Recording.  The parties agree, simultaneous with the execution and delivery of this Termination Agreement, to execute and deliver a Short Form of Termination Agreement (the “Short Form”) suitable for recording in the official records of the Fairbanks Recording District, State of Alaska that will give notice of the termination of the Agreement.

ANGLOGOLD ASHANTI (U.S.A.) EXPLORATION INC.

(f/k/a AngloGold (U.S.A.) Exploration Inc.)

By:

Title:

Date:

RIMFIRE ALASKA, LTD.

By:

Title:

Date:

Exhibit A

To

Termination Agreement

By and Among AngloGold Ashanti (U.S.A.) Exploration Inc.

(f/k/a AngloGold (U.S.A.) Exploration Inc.)

And

Rimfire Alaska, Ltd.

Fairbanks Recording District

Claim	ADL#	Meridian	Township	Range	Section
EAGLE 1	579385	Fairbanks	7S	11E	25
EAGLE 2	579386	Fairbanks	7S	11E	25
EAGLE 3	579387	Fairbanks	7S	11E	25
EAGLE 4	579388	Fairbanks	7S	11E	25
EAGLE 5	579389	Fairbanks	7S	12E	30
EAGLE 6	579390	Fairbanks	7S	12E	30
EAGLE 7	579391	Fairbanks	7S	12E	30
EAGLE 8	579392	Fairbanks	7S	12E	30
EAGLE 9	579393	Fairbanks	7S	12E	29
EAGLE 10	579394	Fairbanks	7S	12E	29
EAGLE 11	579395	Fairbanks	7S	12E	29
EAGLE 12	579396	Fairbanks	7S	12E	29
EAGLE 13	579397	Fairbanks	7S	12E	28
EAGLE 14	579398	Fairbanks	7S	12E	28
EAGLE 15	579399	Fairbanks	7S	11E	25
EAGLE 16	579400	Fairbanks	7S	11E	25
EAGLE 17	579401	Fairbanks	7S	11E	25
EAGLE 18	579402	Fairbanks	7S	11E	25
EAGLE 19	579403	Fairbanks	7S	12E	30
EAGLE 20	579404	Fairbanks	7S	12E	30
EAGLE 21	579405	Fairbanks	7S	12E	30
EAGLE 22	579406	Fairbanks	7S	12E	30
EAGLE 23	579407	Fairbanks	7S	12E	29
EAGLE 24	579408	Fairbanks	7S	12E	29
EAGLE 25	579409	Fairbanks	7S	12E	29
EAGLE 26	579410	Fairbanks	7S	12E	29
EAGLE 27	579411	Fairbanks	7S	12E	28
EAGLE 28	579412	Fairbanks	7S	12E	28
EAGLE 29	579413	Fairbanks	7S	11E	24
EAGLE 30	579414	Fairbanks	7S	11E	24
EAGLE 31	579415	Fairbanks	7S	11E	24
EAGLE 32	579416	Fairbanks	7S	11E	24
EAGLE 33	579417	Fairbanks	7S	12E	19
EAGLE 34	579418	Fairbanks	7S	12E	19
EAGLE 35	579419	Fairbanks	7S	12E	19
EAGLE 36	579420	Fairbanks	7S	12E	19
EAGLE 37	579421	Fairbanks	7S	12E	20
EAGLE 38	579422	Fairbanks	7S	12E	20
EAGLE 39	579423	Fairbanks	7S	12E	20
EAGLE 40	579424	Fairbanks	7S	12E	20
EAGLE 41	579425	Fairbanks	7S	12E	21
EAGLE 42	579426	Fairbanks	7S	12E	21
EAGLE 43	579427	Fairbanks	7S	11E	24
EAGLE 44	579428	Fairbanks	7S	11E	24
EAGLE 45	579429	Fairbanks	7S	11E	24
EAGLE 46	579430	Fairbanks	7S	11E	24
EAGLE 47	579431	Fairbanks	7S	12E	19
EAGLE 48	579432	Fairbanks	7S	12E	19
EAGLE 49	579433	Fairbanks	7S	12E	19
EAGLE 50	579434	Fairbanks	7S	12E	19
EAGLE 51	579435	Fairbanks	7S	12E	20
EAGLE 52	579436	Fairbanks	7S	12E	20
EAGLE 53	579437	Fairbanks	7S	12E	20
EAGLE 54	579438	Fairbanks	7S	12E	20
EAGLE 55	579439	Fairbanks	7S	12E	21
EAGLE 56	579440	Fairbanks	7S	12E	21
EAGLE 57	579441	Fairbanks	7S	11E	24
EAGLE 58	579442	Fairbanks	7S	11E	24
EAGLE 59	579443	Fairbanks	7S	11E	24
EAGLE 60	579444	Fairbanks	7S	11E	24
EAGLE 61	579445	Fairbanks	7S	12E	19
EAGLE 62	579446	Fairbanks	7S	12E	19
EAGLE 63	579447	Fairbanks	7S	12E	19
EAGLE 64	579448	Fairbanks	7S	12E	19
EAGLE 65	579449	Fairbanks	7S	12E	20
EAGLE 66	579450	Fairbanks	7S	12E	20
EAGLE 67	579451	Fairbanks	7S	12E	20
EAGLE 68	579452	Fairbanks	7S	12E	20
EAGLE 69	579453	Fairbanks	7S	12E	21
EAGLE 70	579454	Fairbanks	7S	12E	21
EAGLE 71	579455	Fairbanks	7S	11E	24
EAGLE 72	579456	Fairbanks	7S	11E	24
EAGLE 73	579457	Fairbanks	7S	11E	24
EAGLE 74	579458	Fairbanks	7S	11E	24
EAGLE 75	579459	Fairbanks	7S	12E	19
EAGLE 76	579460	Fairbanks	7S	12E	19
EAGLE 77	579461	Fairbanks	7S	12E	19
EAGLE 78	579462	Fairbanks	7S	12E	19
EAGLE 79	579463	Fairbanks	7S	12E	20
EAGLE 80	579464	Fairbanks	7S	12E	20
EAGLE 81	579465	Fairbanks	7S	12E	20
EAGLE 82	579466	Fairbanks	7S	12E	20
EAGLE 83	579467	Fairbanks	7S	12E	21
EAGLE 84	579468	Fairbanks	7S	12E	21
EAGLE 85	579469	Fairbanks	7S	12E	17
EAGLE 86	579470	Fairbanks	7S	12E	17
EAGLE 87	579471	Fairbanks	7S	12E	17
EAGLE 88	579472	Fairbanks	7S	12E	17
EAGLE 89	579473	Fairbanks	7S	12E	16
EAGLE 90	579474	Fairbanks	7S	12E	16
EAGLE 91	579475	Fairbanks	7S	12E	17
EAGLE 92	579476	Fairbanks	7S	12E	17
EAGLE 93	579477	Fairbanks	7S	12E	17
EAGLE 94	579478	Fairbanks	7S	12E	17
EAGLE 95	579479	Fairbanks	7S	12E	16
EAGLE 96	579480	Fairbanks	7S	12E	16
EAGLE 97	579481	Fairbanks	7S	12E	17
EAGLE 98	579482	Fairbanks	7S	12E	17
EAGLE 99	579483	Fairbanks	7S	12E	17
EAGLE 100	579484	Fairbanks	7S	12E	16
EAGLE 101	579485	Fairbanks	7S	12E	16
EAGLE 102	579486	Fairbanks	7S	12E	17
EAGLE 103	579487	Fairbanks	7S	12E	17
EAGLE 104	579488	Fairbanks	7S	12E	17
EAGLE 105	579489	Fairbanks	7S	12E	16
EAGLE 106	579490	Fairbanks	7S	12E	16
SAND 1	605420	Fairbanks	7 S	12	16
SAND 2	605421	Fairbanks	7 S	12	15
SAND 3	605422	Fairbanks	7 S	12	15
SAND 4	605423	Fairbanks	7 S	12	16
SAND 5	605424	Fairbanks	7 S	12	15
SAND 6	605425	Fairbanks	7 S	12	15
SAND 7	605426	Fairbanks	7 S	12	21
SAND 8	605427	Fairbanks	7 S	12	22
SAND 9	605428	Fairbanks	7 S	12	22
SAND 10	605429	Fairbanks	7 S	12	21
SAND 11	605430	Fairbanks	7 S	12	22
SAND 12	605431	Fairbanks	7 S	12	22
SAND 13	605432	Fairbanks	7 S	12	28
SAND 14	605433	Fairbanks	7 S	12	27
SAND 15	605434	Fairbanks	7 S	12	27
SAND 16	605435	Fairbanks	7 S	12	28
SAND 17	605436	Fairbanks	7 S	12	27
SAND 18	605437	Fairbanks	7 S	12	27
SAND 19	605438	Fairbanks	7 S	11	14
SAND 20	605439	Fairbanks	7 S	11	14
SAND 21	605440	Fairbanks	7 S	11	13
SAND 22	605441	Fairbanks	7 S	11	13
SAND 23	605442	Fairbanks	7 S	12	18
SAND 24	605443	Fairbanks	7 S	12	18
SAND 25	605444	Fairbanks	7 S	11	23
SAND 26	605445	Fairbanks	7 S	11	23
SAND 27	605446	Fairbanks	7 S	11	23
SAND 28	605447	Fairbanks	7 S	11	23
SAND 29	605448	Fairbanks	7 S	11	26
SAND 30	605449	Fairbanks	7 S	11	26
SAND 31	605450	Fairbanks	7 S	11	26
SAND 32	605451	Fairbanks	7 S	11	26
SAND 33	605452	Fairbanks	7 S	11	25
SAND 34	605453	Fairbanks	7 S	11	25
SAND 35	605454	Fairbanks	7 S	12	30
SAND 36	605455	Fairbanks	7 S	12	30
SAND 37	605456	Fairbanks	7 S	12	29
SAND 38	605457	Fairbanks	7 S	12	29
SAND 39	605458	Fairbanks	7 S	12	28
EX 1	605507	Fairbanks	7S	11E	36
EX 2	605508	Fairbanks	7S	11E	36
EX 3	605509	Fairbanks	7S	12E	31
EX 4	605510	Fairbanks	7S	12E	31
EX 5	605511	Fairbanks	7S	12E	32
EX 6	605512	Fairbanks	7S	12E	32
EX 7	605513	Fairbanks	7S	12E	33
EX 8	605514	Fairbanks	7S	12E	33
EX 9	605515	Fairbanks	7S	12E	34
EX 10	605516	Fairbanks	7S	12E	34
EX 11	605517	Fairbanks	7S	12E	7
EX 12	605518	Fairbanks	7S	12E	8
EX 13	605519	Fairbanks	7S	12E	8
EX 14	605520	Fairbanks	7S	12E	9
EX 15	605521	Fairbanks	7S	12E	9
EX 16	605522	Fairbanks	7S	12E	18
EX 17	605523	Fairbanks	7S	12E	18
EX 18	605524	Fairbanks	7S	12E	18
EX 19	605525	Fairbanks	7S	12E	17
EX 20	605526	Fairbanks	7S	12E	17
EX 21	641468	Fairbanks	7S	12E	10
EX 22	641469	Fairbanks	7S	12E	10
EX 23	641470	Fairbanks	7S	12E	11
EX 24	641471	Fairbanks	7S	12E	10
EX 25	641472	Fairbanks	7S	12E	10
EX 26	641473	Fairbanks	7S	12E	11
EX 27	641474	Fairbanks	7S	12E	14
EX 28	641475	Fairbanks	7S	12E	14
EX 29	641476	Fairbanks	7S	12E	23
EX 30	641477	Fairbanks	7S	12E	23
EX 31	641478	Fairbanks	7S	12E	31
EX 32	641479	Fairbanks	7S	12E	26
EX 33	641480	Fairbanks	7S	12E	35
Total		178 Claims

TERMINATION AGREEMENT

(ER PROPERTY)

THIS TERMINATION AGREEMENT (“Termination Agreement”) is made and entered into effective as of December 31, 2005 (“Effective Date”), by and among AngloGold Ashanti (U.S.A.) Exploration Inc. (formerly known as AngloGold (U.S.A.) Exploration Inc.) (“AGAUSA”) and Rimfire Alaska, Ltd. (“Rimfire”), each sometimes referred to individually herein as a “party” and collectively as the “parties.”

RECITALS

WHEREAS, AGAUSA and Rimfire are parties to that certain Exploration, Development and Mine Operating Agreement dated on or about January 30, 2002, as amended by that First Amendment to Exploration, Development and Mine Operating Agreement dated on or about December 17, 2003 (collectively, the “Agreement”); and

WHEREAS, the parties now desire to terminate the Agreement.

NOW, THEREFORE, for good and valuable consideration including without limitation the sum of $10.00 now paid by Rimfire to AGAUSA and the production royalty retained by AGAUSA as described herein, the receipt and sufficiency of which are hereby acknowledged and confirmed, the parties agree as follows:

AGREEMENT

1.0

Termination.  The parties agree that the Agreement is terminated as of the Effective Date subject to the following terms and conditions.  Neither AGAUSA nor Rimfire shall have any further liability or responsibility under the Agreement, except as specifically provided herein.

2.0

Ownership of Agreement Assets after Termination. Notwithstanding the termination of the Agreement, all right, title and ownership interest in and to the property (the “Property”) subject to the Agreement held by AGAUSA as of the Effective Date, as more fully described in Exhibit A, attached hereto and by this reference made a part hereof, will be transferred by quit claim deed in its entirety to Rimfire; subject however, to a retained production royalty.

3.0

Representations and Warranties of AGAUSA.

3.1

AGAUSA represents, warrants and covenants to Rimfire that:

(a)

AGAUSA has made or caused to be made all governmental filings and paid all rentals, holding fees, location fees, recordation fees, maintenance payments and other payments required by any applicable laws to be paid to the State of Alaska or other appropriate governmental agency in order to maintain the mineral claims comprising the Property in good standing as of the date hereof and until the dates set opposite the respective names thereof in Exhibit A;

(b)

to the knowledge of AGAUSA there is no adverse claim or challenge against or to the ownership of or title to any of the mineral claims comprising the Property, nor to the knowledge of AGAUSA is there any basis therefor, and there are no outstanding agreements or options to acquire or purchase the Property or any portion thereof, and no person other than AGAUSA, pursuant to the provisions hereof, has any royalty or other interest whatsoever in production from any of the mineral claims comprising the Property;

(c)

to the knowledge of AGAUSA there is no outstanding directive or order or similar notice issued by any regulatory agency, including agencies responsible for environmental matters, affecting the Property or AGAUSA nor is there any reason to believe that such an order, directive or similar notice is pending.  AGAUSA also covenants that, to the best of its knowledge, all work carried out on the Property by it has been done in full compliance with all applicable laws and regulations; and

(d)

AGAUSA has provided, or will at the same time as the delivery of this Agreement deliver, to Rimfire all technical reports and other factual engineering data and information relating to the Property which it has in its possession.

4.0

Surrender and Acquisition of Property Interests.

4.1

Rimfire may at any time elect to abandon any one or more of the mineral claims comprised in the Property by giving notice to AGAUSA of such intention.

4.2

For a period of days after the date of delivery of such notice AGAUSA may elect to have any or all of the mineral claims in respect of which such notice has been given transferred to it by delivery of a request therefor to Rimfire, whereupon Rimfire will deliver to AGAUSA a Bill of Sale or other appropriate Deed or assurance in registrable form transferring such mineral claims to AGAUSA.

4.3

Any claims so transferred, if in good standing at the date hereof or if Rimfire causes the same to be placed in good standing after the date hereof, will be in good standing under the applicable legislation for at least days from the date of transfer.

4.4

If AGAUSA fails to make request for the transfer of any mineral claims as aforesaid within such period, Rimfire may then abandon such mineral claim without further notice to AGAUSA.

4.5

Upon any such transfer or abandonment the mineral claims so transferred or abandoned will for all purposes of this Agreement cease to form part of the Property.

5.0

Governing Law, Successors, Binding Effect.  This Termination Agreement shall be governed by the laws of the State of Alaska (other than its rules as to conflicts of law), and it shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, legal representatives and assigns.

6.0

Counterparts.  This Termination Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which when taken together shall constitute one and the same agreement.

8.0

Recording.  The parties agree, simultaneous with the execution and delivery of this Termination Agreement, to execute and deliver a Short Form of Termination Agreement (the “Short Form”) suitable for recording in the official records of the Fairbanks Recording District, State of Alaska that will give notice of the termination of the Agreement.

ANGLOGOLD ASHANTI (U.S.A.) EXPLORATION INC.

(f/k/a AngloGold (U.S.A.) Exploration Inc.)

By:

Title:

Date:

RIMFIRE ALASKA, LTD.

By:

Title:

Date:

Exhibit A

To

Termination Agreement

By and Among AngloGold Ashanti (U.S.A.) Exploration Inc.

(f/k/a AngloGold (U.S.A.) Exploration Inc.)

And

Rimfire Alaska, Ltd.

Fairbanks Recording District

Claim	ADL#	Meridian	Township	Range	Section
FIRE 4	579034	Fairbanks	5S	13E	21
FIRE 5	579035	Fairbanks	5S	13E	22
FIRE 6	579036	Fairbanks	5S	13E	22
FIRE 7	579037	Fairbanks	5S	13E	22
FIRE 8	579038	Fairbanks	5S	13E	22
FIRE 9	579039	Fairbanks	5S	13E	23
FIRE 10	579040	Fairbanks	5S	13E	23
FIRE 11	579041	Fairbanks	5S	13E	23
FIRE 12	579042	Fairbanks	5S	13E	23
FIRE 16	579046	Fairbanks	5S	13E	21
FIRE 17	579047	Fairbanks	5S	13E	22
FIRE 18	579048	Fairbanks	5S	13E	22
FIRE 19	579049	Fairbanks	5S	13E	22
FIRE 20	579050	Fairbanks	5S	13E	22
FIRE 21	579051	Fairbanks	5S	13E	23
FIRE 22	579052	Fairbanks	5S	13E	23
FIRE 23	579053	Fairbanks	5S	13E	23
FIRE 24	579054	Fairbanks	5S	13E	23
FIRE 25	579055	Fairbanks	5S	13E	15
FIRE 26	579056	Fairbanks	5S	13E	15
FIRE 27	579057	Fairbanks	5S	13E	15
FIRE 28	579058	Fairbanks	5S	13E	15
FIRE 29	579059	Fairbanks	5S	13E	14
FIRE 30	579060	Fairbanks	5S	13E	14
FIRE 31	579061	Fairbanks	5S	13E	14
FIRE 32	579062	Fairbanks	5S	13E	14
FIRE 33	579063	Fairbanks	5S	13E	15
FIRE 34	579064	Fairbanks	5S	13E	15
FIRE 35	579065	Fairbanks	5S	13E	15
FIRE 36	579066	Fairbanks	5S	13E	15
FIRE 37	579067	Fairbanks	5S	13E	14
FIRE 38	579068	Fairbanks	5S	13E	14
FIRE 39	579069	Fairbanks	5S	13E	14
FIRE 40	579070	Fairbanks	5S	13E	14
FIRE 41	579071	Fairbanks	5S	13E	15
FIRE 42	579072	Fairbanks	5S	13E	15
FIRE 43	579073	Fairbanks	5S	13E	15
FIRE 44	579074	Fairbanks	5S	13E	15
FIRE 45	579075	Fairbanks	5S	13E	14
FIRE 46	579076	Fairbanks	5S	13E	14
FIRE 47	579077	Fairbanks	5S	13E	14
FIRE 48	579078	Fairbanks	5S	13E	14
FIRE 49	579079	Fairbanks	5S	13E	15
FIRE 50	579080	Fairbanks	5S	13E	15
FIRE 51	579081	Fairbanks	5S	13E	15
FIRE 52	579082	Fairbanks	5S	13E	15
FIRE 53	579083	Fairbanks	5S	13E	14
FIRE 54	579084	Fairbanks	5S	13E	14
FIRE 55	579085	Fairbanks	5S	13E	14
FIRE 56	579086	Fairbanks	5S	13E	14
ER 3	579158	Fairbanks	5S	13E	33
ER 4	579159	Fairbanks	5S	13E	33
ER 5	579160	Fairbanks	5S	13E	34
ER 6	579161	Fairbanks	5S	13E	34
ER 7	579162	Fairbanks	5S	13E	34
ER 8	579163	Fairbanks	5S	13E	34
ER 9	579164	Fairbanks	5S	13E	35
ER 10	579165	Fairbanks	5S	13E	35
ER 11	579166	Fairbanks	5S	13E	35
ER 12	579167	Fairbanks	5S	13E	35
ER 15	579170	Fairbanks	5S	13E	33
ER 16	579171	Fairbanks	5S	13E	33
ER 17	579172	Fairbanks	5S	13E	34
ER 18	579173	Fairbanks	5S	13E	34
ER 19	579174	Fairbanks	5S	13E	34
ER 20	579175	Fairbanks	5S	13E	34
ER 21	579176	Fairbanks	5S	13E	35
ER 22	579177	Fairbanks	5S	13E	35
ER 23	579178	Fairbanks	5S	13E	35
ER 24	579179	Fairbanks	5S	13E	35
ER 27	579182	Fairbanks	5S	13E	33
ER 28	579183	Fairbanks	5S	13E	33
ER 29	579184	Fairbanks	5S	13E	34
ER 30	579185	Fairbanks	5S	13E	34
ER 31	579186	Fairbanks	5S	13E	34
ER 32	579187	Fairbanks	5S	13E	34
ER 33	579188	Fairbanks	5S	13E	35
ER 34	579189	Fairbanks	5S	13E	35
ER 35	579190	Fairbanks	5S	13E	35
ER 36	579191	Fairbanks	5S	13E	35
ER 39	579194	Fairbanks	5S	13E	33
ER 40	579195	Fairbanks	5S	13E	33
ER 41	579196	Fairbanks	5S	13E	34
ER 42	579197	Fairbanks	5S	13E	34
ER 43	579198	Fairbanks	5S	13E	34
ER 44	579199	Fairbanks	5S	13E	34
ER 45	579200	Fairbanks	5S	13E	35
ER 46	579201	Fairbanks	5S	13E	35
ER 47	579202	Fairbanks	5S	13E	35
ER 48	579203	Fairbanks	5S	13E	35
ER 51	579206	Fairbanks	5S	13E	28
ER 52	579207	Fairbanks	5S	13E	28
ER 53	579208	Fairbanks	5S	13E	27
ER 54	579209	Fairbanks	5S	13E	27
ER 55	579210	Fairbanks	5S	13E	27
ER 56	579211	Fairbanks	5S	13E	27
ER 57	579212	Fairbanks	5S	13E	26
ER 58	579213	Fairbanks	5S	13E	26
ER 59	579214	Fairbanks	5S	13E	26
ER 60	579215	Fairbanks	5S	13E	26
ER 63	579218	Fairbanks	5S	13E	28
ER 64	579219	Fairbanks	5S	13E	28
ER 65	579220	Fairbanks	5S	13E	27
ER 66	579221	Fairbanks	5S	13E	27
ER 67	579222	Fairbanks	5S	13E	27
ER 68	579223	Fairbanks	5S	13E	27
ER 69	579224	Fairbanks	5S	13E	26
ER 70	579225	Fairbanks	5S	13E	26
ER 71	579226	Fairbanks	5S	13E	26
ER 72	579227	Fairbanks	5S	13E	26
ER 75	579230	Fairbanks	5S	13E	28
ER 76	579231	Fairbanks	5S	13E	28
ER 77	579232	Fairbanks	5S	13E	27
ER 78	579233	Fairbanks	5S	13E	27
ER 79	579234	Fairbanks	5S	13E	27
ER 80	579235	Fairbanks	5S	13E	27
ER 81	579236	Fairbanks	5S	13E	26
ER 82	579237	Fairbanks	5S	13E	26
ER 83	579238	Fairbanks	5S	13E	26
ER 84	579239	Fairbanks	5S	13E	26
ER 87	579242	Fairbanks	5S	13E	28
ER 88	579243	Fairbanks	5S	13E	28
ER 89	579244	Fairbanks	5S	13E	27
ER 90	579245	Fairbanks	5S	13E	27
ER 91	579246	Fairbanks	5S	13E	27
ER 92	579247	Fairbanks	5S	13E	27
ER 93	579248	Fairbanks	5S	13E	26
ER 94	579249	Fairbanks	5S	13E	26
ER 95	579250	Fairbanks	5S	13E	26
ER 96	579251	Fairbanks	5S	13E	26
ER 99	579254	Fairbanks	5S	13E	21
ER 100	579255	Fairbanks	5S	13E	21
ER 101	579256	Fairbanks	5S	13E	22
ER 102	579257	Fairbanks	5S	13E	22
ER 103	579258	Fairbanks	5S	13E	22
ER 104	579259	Fairbanks	5S	13E	22
ER 105	579260	Fairbanks	5S	13E	23
ER 106	579261	Fairbanks	5S	13E	23
ER 107	579262	Fairbanks	5S	13E	23
ER 108	579263	Fairbanks	5S	13E	23
ER 111	579266	Fairbanks	5S	13E	21
ER 112	579267	Fairbanks	5S	13E	21
ER 113	579268	Fairbanks	5S	13E	22
ER 114	579269	Fairbanks	5S	13E	22
ER 115	579270	Fairbanks	5S	13E	22
ER 116	579271	Fairbanks	5S	13E	22
ER 117	579272	Fairbanks	5S	13E	23
ER 118	579273	Fairbanks	5S	13E	23
ER 119	579274	Fairbanks	5S	13E	23
ER 120	579275	Fairbanks	5S	13E	23
OGO 35	595262	Fairbanks	5S	14E	7
OGO 36	595263	Fairbanks	5S	14E	7
OGO 37	595264	Fairbanks	5S	14E	7
OGO 38	595265	Fairbanks	5S	14E	8
OGO 39	595266	Fairbanks	5S	14E	8
OGO 42	595269	Fairbanks	5S	14E	7
OGO 43	595270	Fairbanks	5S	14E	7
OGO 44	595271	Fairbanks	5S	14E	7
OGO 45	595272	Fairbanks	5S	14E	8
OGO 46	595273	Fairbanks	5S	14E	8
OGO 47	595274	Fairbanks	5S	13E	12
OGO 48	595275	Fairbanks	5S	14E	7
OGO 49	595276	Fairbanks	5S	14E	7
OGO 50	595277	Fairbanks	5S	14E	7
OGO 51	595278	Fairbanks	5S	14E	7
OGO 52	595279	Fairbanks	5S	14E	8
OGO 53	595280	Fairbanks	5S	14E	8
OGO 54	595281	Fairbanks	5S	13E	12
OGO 55	595282	Fairbanks	5S	14E	7
OGO 56	595283	Fairbanks	5S	14E	7
OGO 57	595284	Fairbanks	5S	14E	7
OGO 58	595285	Fairbanks	5S	14E	7
OGO 59	595286	Fairbanks	5S	14E	8
OGO 60	595287	Fairbanks	5S	14E	8
OGO 61	595288	Fairbanks	5S	13E	13
OGO 62	595289	Fairbanks	5S	14E	17
OGO 63	595290	Fairbanks	5S	14E	17
OGO 64	595291	Fairbanks	5S	13E	13
OGO 65	595292	Fairbanks	5S	14E	17
OGO 66	595293	Fairbanks	5S	14E	17
OGO 67	595294	Fairbanks	5S	14E	17
OGO 68	595295	Fairbanks	5S	14E	17
OGO 69	595296	Fairbanks	5S	14E	17
OGO 70	595297	Fairbanks	5S	14E	17
OGO 71	595298	Fairbanks	5S	14E	20
OGO 72	595299	Fairbanks	5S	14E	20
OGO 73	595300	Fairbanks	5S	14E	20
OGO 74	595301	Fairbanks	5S	14E	20
OGO 75	595302	Fairbanks	5S	14E	20
OGO 76	595303	Fairbanks	5S	14E	20
OGO 143	595370	Fairbanks	5S	13E	12
OGO 144	595371	Fairbanks	5S	13E	12
OGO 145	595372	Fairbanks	5S	13E	12
OGO 146	595373	Fairbanks	5S	13E	12
OGO 147	595374	Fairbanks	5S	13E	12
OGO 148	595375	Fairbanks	5S	13E	12
OGO 149	595376	Fairbanks	5S	13E	13
OGO 150	595377	Fairbanks	5S	13E	13
OGO 151	595378	Fairbanks	5S	13E	13
OGO 152	595379	Fairbanks	5S	13E	13
OGO 153	595380	Fairbanks	5S	13E	13
OGO 154	595381	Fairbanks	5S	13E	13
ZAPPA 1	605091	Fairbanks	5S	13E	28
ZAPPA 2	605092	Fairbanks	5S	13E	28
ZAPPA 3	605093	Fairbanks	5S	13E	33
ZAPPA 4	605094	Fairbanks	5S	13E	33
JAZZ 1	605459	Fairbanks	5 S	13E	16
JAZZ 2	605460	Fairbanks	5 S	13E	16
JAZZ 3	605461	Fairbanks	5 S	13E	17
JAZZ 4	605462	Fairbanks	5 S	13E	16
JAZZ 5	605463	Fairbanks	5 S	13E	16
JAZZ 6	605464	Fairbanks	5 S	13E	20
JAZZ 7	605465	Fairbanks	5 S	13E	20
JAZZ 8	605466	Fairbanks	5 S	13E	21
JAZZ 9	605467	Fairbanks	5 S	13E	20
JAZZ 10	605468	Fairbanks	5 S	13E	20
JAZZ 11	605469	Fairbanks	5 S	13E	21
JAZZ 12	605470	Fairbanks	5 S	13E	21
JAZZ 13	605471	Fairbanks	5 S	13E	21
Total		219 Claims